SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

|_| Preliminary Proxy Statement            |_| Confidential, for Use of the
|_| Definitive Proxy Statement                 Commission Only (as permitted by
|_| Definitive Additional Materials            Rule 14a 6(e)(2))
|X| Soliciting Material Pursuant
    to ss.240.14a-11(c) or ss.240.14a-12

                            ICN PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified in its Charter)

                     ICN Committee to Maximize Shareholder Value
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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|X|  No fee required

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     previously. Identify the previous filing by registration statement number,
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                   ICN Committee to Maximize Shareholder Value
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                     Information Concerning the Participants
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The following persons may be deemed participants in the solicitation of proxies by the ICN Committee to Maximize Shareholder Value with respect to ICN Pharmaceuticals, Inc.'s (the "Company") 2001 annual meeting.

o ICN Committee to Maximize Shareholder Value. The Committee is an unincorporated association that does not have any officers or employees and does not beneficially own any securities of the Company. Except for the interests of its members, the Committee has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o SSP - Special Situations Partners Inc. SSP is a Cayman Islands company formed for the purpose of investing in publicly traded securities that it believes are substantially undervalued. SSP is the beneficial owner of 3,184,300 shares of common stock, par value $.01 per share (the "Common Stock") of the Company (excluding any shares of Common Stock beneficially owned by the other members of the Committee that SSP may be deemed to own beneficially). Other than its interest as a stockholder of the Company, SSP has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Providence Capital, Inc. Providence is a Delaware corporation engaged in the investment banking and stock brokerage businesses. Providence may be deemed to be the beneficial owner of 88,000 shares of Common Stock of the Company (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Providence may be deemed to own beneficially). Other than its interest as a stockholder of the Company, Providence has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Herbert A. Denton. Herbert A. Denton is the President of Providence. Mr. Denton is not the beneficial owner of any securities of the Company, except to the extent he may be deemed to be the beneficial owner of securities of the Company which are beneficially owned by Providence. Other than his interest as a stockholder of the Company, Mr. Denton has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Eric Knight. Eric Knight is the Managing Director of SSP. Mr. Knight is not the beneficial owner of any securities of the Company, except to the extent he may be deemed to be the beneficial owner of securities of the Company which are beneficially owned by SSP. Other than his interest as a stockholder of the Company, if any, Mr. Knight has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Dr. Tito Tettamanti. Dr. Tito Tettamanti is Chairman of SSP. Dr. Tito Tettamanti is not the beneficial owner of any securities of the Company, except to the extent he may be deemed to be the beneficial owner of securities of the Company which are beneficially owned by SSP. Other than his interest as a stockholder of the Company, if any, Dr. Tito Tettamanti has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Edward A. Burkhardt. Edward A. Burkhardt is a nominee of the Committee for election at the Company's 2001 annual meeting. Mr. Burkhardt is the beneficial owner of 275,000 shares of Common Stock of the Company. Other than (i) his interest as a nominee for election as a director of the Company and (ii) his interest as a stockholder of the Company, he has no direct or indirect interest in any matter to be acted upon at the Company's 2001 Annual Meeting.

o Ronald R. Fogleman. Ronald R. Fogleman is a nominee of the Committee for election at the Company's 2001 annual meeting. Mr. Fogleman is the beneficial owner of 1,000 shares of Common Stock of the Company. Other than
     (i) his interest as a nominee for election as a director of the Company and
     (ii) his interest as a stockholder of the Company, he has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

o Steven J. Lee. Steven J. Lee is a nominee of the Committee for election at the Company's 2001 annual meeting. Mr. Lee is the beneficial owner of 25,000 shares of Common Stock of the Company. Other than (i) his interest as a nominee for election as a director of the Company and (ii) his interest as a stockholder of the Company, he has no direct or indirect interest in any matter to be acted upon at the Company's 2001 annual meeting.

The Committee nominees will not receive any compensation from the Committee for agreeing to be nominated by the Committee or, if elected, for their services as directors of the Company. However, SSP and Providence have agreed to indemnify each of the Committee nominees against losses incurred arising out of or based upon being the Committee's nominee or a "participant in a solicitation." SSP and Providence have also agreed to reimburse each of the Committee nominees for their reasonable legal fees and expenses incurred in connection with each such nominee's participation in the proxy solicitation.

The Committee expects that each of the Committee nominees, if elected, will receive the Company's customary director's compensation. According to the Company's definitive proxy statement for the 2000 annual meeting of stockholders of the Company, filed with the SEC on November 27, 2000, under compensation arrangements then in effect, non-employee members of the Board of Directors of the Company (the "Board") were paid an annual fee of $30,000, payable quarterly, plus a fee of $1,000 for every Board meeting attended and an additional fee of $1,000 for every committee meeting attended and were reimbursed for their out-of-pocket expenses in attending the meetings. In addition, non-employee directors on each April 18th were granted options to purchase 15,000 shares of Common Stock of the Company. The Committee also expects that each of the Committee nominees, if elected, will be indemnified for his services as director of the Company to the same extent indemnification is available to directors of the Company under the Company's Restated Certificate of Incorporation or otherwise provided by the Company. In addition, the Committee expects that, upon their election, such nominees will be covered by the Company's officer and director liability insurance, assuming the Company has in effect a standard officer and director insurance policy.




In connection with its solicitation of proxies with respect to ICN Pharmaceuticals' 2001 Annual Meeting, the Committee will file with the Securities and Exchange Commission (the "SEC") and will furnish to security holders of ICN Pharmaceuticals a proxy statement, which security holders are advised to read as it will contain important information. Security holders may obtain a free copy of such proxy statement (when available) and any other relevant documents filed with the SEC, from the website of the SEC at www.sec.gov. Copies of any proxy soliciting materials filed by the Committee with the SEC may also be obtained for free from SSP's website at www.SSP-specialsituationspartners.com.